SUPPLEMENT DATED DECEMBER 7, 2009

TO PROSPECTUS DATED MAY 1, 2009
FOR COMPASS G

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

On November 23, 2009, shareholders approved the merger of the following portfolio of the MFS Variable Insurance Trust II after the close of business on December 4, 2009:

MFS Capital Appreciation Portfolio	merged with and into	MFS Massachusetts Investors Growth Stock Portfolio

MFS Capital Appreciation Portfolio is no longer available for investment and all references to the portfolio are hereby deleted from the prospectus listed above. MFS Massachusetts Investors Growth Stock Portfolio is closed to new investments.

Please retain this supplement with your Prospectus for future reference.

Compass G 12/09